EXHIBIT 10.3

                         COST AND EVALUATION AGREEMENT





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AHPharma, Inc.                                        James L. McNaughton, Ph.D.
Food Safety & Animal Health Firm                        Chief Scientific Officer
                                                  Email: McNaughton@AHPharma.com


                       POULTRY SALMONELLA VACCINE PROJECT
                          COST AND EVALUATION AGREEMENT
                      GLOBAL GREEN, Inc. and AHPharma, Inc.
                                  JULY 30, 2011


         As mentioned in the initial Executive Summary, GLOBAL GREEN, Inc. Vaccine USDA/FSIS regulatory approval is required. Generally, vaccine approvals are relatively easier, less cumbersome and require much less scrutiny, and
therefore,   less  cost  than  with  either  FDA  or  EPA  regulatory   approval
requirements.

The entire project anticipated time frame includes:

     - Final product evaluation of GLOBAL GREEN, Inc. GMP (Good Manufacturing Practice, 21 CFR Part 110) material obtained from GLOBAL GREEN (4-months required).
     -    Final vaccine product manufacturing (~8-12 months required).
     - Approval time frame, including regulatory approval and commercial field-testing (3 locations), we anticipate a 12-18 month time frame is required.
     - Consequently, the total timeframe is anticipated to be 12-18 months, barring any unforeseen circumstances that may be out of our control from either USDA/FSIS or the vaccine manufacturer.

         Time frame variables include: time required for GLOBAL GREEN, Inc. to produce GMP material, chosen manufacturing workload/production space availability, and regulatory agency responses. Typically, with a vaccine, AHPharma's experience has been that vaccine regulatory agencies are extremely responsive and infrequently delays the process. AHPharma testing periods will NOT be delayed and posed no treat to timing schedules. Anticipated time does not include GLOBAL GREEN's time required to produce the final GMP material.

Project cost includes:

     -    Final   product   evaluation   of   GMP   material
          anticipated  cost.  A "Mock  Study" will be tested
          against  Salmonella  field strains  throughout the
          USA (at least three different locations and States
          in three different regions).                                  $ 60,000

     -    Final  Marek's  interference  study  on the  final
          product                                                         20,000

     -    Final vaccine  product  manufacturing  anticipated
          cost (i.e., working with the manufacturer).                     60,000

     -    Regulatory   approval   and   field   testing   (3
          locations) anticipated cost                                    160,000
                                                                       ---------
                TOTAL                                                  $ 300,000



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AHPharma, Inc.            Office Phone: 443-260-2499           Fax: 443-260-2476
            Mailing Address: P.O. Box 3467, Salisbury, Maryland 21802
       Shipping Address: 116 W. Chestnut Street, Salisbury, Maryland 21801

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AHPharma, Inc.                                        James L. McNaughton, Ph.D.
Food Safety & Animal Health Firm                        Chief Scientific Officer
                                                  Email: McNaughton@AHPharma.com



         Cost does not include the GLOBAL GREEN's cost of development of GMP material, actual manufacturing cost, initial batch-size field test material and/or production cost. GMP guidelines are necessary to assure regulatory agencies of the ability to create reproducible products, assure consistent manufacturing practices, maintain appropriate record-keeping, ensure proper storage, assure proper sanitation practices, etc. The vaccine manufacturing site that is chosen must have the ability to work under the guidelines of GMP.

DISCLAIMER: Based on historical experience, AHPharma has attempted to evaluate and anticipate ALL costs involved in obtaining final regulatory approval. Should USDA require additional data collection, outside what is anticipated, factors outside the control of either GLOBAL GREEN or AHPharma arise, additional funds will be required to finish the final approval process. Until we obtain a final bid from the product manufacturer, final manufacturing initial cost cannot be fully finalized and is the cost area that may potential change. Anticipated regulatory approval cost is a reasonably safe cost. At this time, we do not anticipate that additional funds will be required.


AHPharma, Inc.                              GLOBAL GREEN, Inc.


---------------------------                 ---------------------------
James L. McNaughton, Ph.D.                  Mehran Ghazvini, DC, NMD, CEO
President & CEO                             CEO of Global Green, Inc.

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AHPharma, Inc.             Office Phone: 443-260-2499          Fax: 443-260-2476
            Mailing Address: P.O. Box 3467, Salisbury, Maryland 21802
       Shipping Address: 116 W. Chestnut Street, Salisbury, Maryland 21801